UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

IA Global, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: ____________________
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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

(4)	Proposed maximum aggregate value of transaction: ___________________________
(5)	Total fee paid: _________________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ________________________________________________
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(4)	Date Filed: ____________________________________________________________

Copies of all communications to:

Kevin J. Lavin, Esq.

Arnold & Porter LLP

1600 Tysons Blvd., Suite 900

McLean, VA 22102

(703) 720-7011

(703) 720-7399 fax

IA Global, Inc.

101 California Street, Suite 2450

SAN FRANCISCO, CA 94111

Notice of the 2009 Special Meeting of Stockholders of IA Global, Inc.

Date:	June 1, 2009
Time:	7:00 p.m.
Location:	Waikiki Marriott 2552 Kalakaua Avene Honolulu, HI 96815 1-808-921-5255
Purposes:

1.  To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock; and

2.  To approve the Issuance of Shares of Common Stock in Connection with Certain Transactions.

Who Can Vote:	Stockholders at the close of business on May 11, 2009.
How You Can Vote:	You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope.
Who May Attend:

Only persons with evidence of stock ownership or who are guests of the Company may attend and be admitted to the Special Meeting. Photo identification will be required (a valid drivers license or passport is preferred).

•     If your shares are registered in your name, you must bring the proxy card.

•     If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares.

By Authorization of the Board of Directors,

Mark Scott

Secretary

San Francisco, CA

April 22, 2009

Your Vote Is Important. Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your Proxy Is Greatly Appreciated.

PROXY STATEMENT

FOR THE

2009 SPECIAL MEETING OF STOCKHOLDERS OF

IA GLOBAL, INC.

TO BE HELD ON JUNE 1, 2009

Solicitation

Proxy Statement and the accompanying proxy card are being mailed on or about May 11, 2009

The Board of Directors (the “Board”) of the Company is soliciting your proxy to vote your shares at the 2009 Special Meeting of Stockholders (the “Special Meeting”) on all matters that will be presented at the Special Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held June 1, 2009

This Proxy Statement and the IA Global, Inc. Transition Report on Form 10-K/A for the transition period from January 1, 2008 to March 31, 2008 are available at www.iaglobalinc.com.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Special Meeting if you own shares of Common Stock of the Company at the close of business on our record date of May 11, 2009.

How many shares of Common Stock may vote at the Special Meeting?

As of May 11, 2009, there were 218,485,989 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer and Trust Company, the Company’s transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “shareholder of record,” you can vote your proxy by mailing in the enclosed proxy card. Please refer to the specific instructions set forth in the enclosed proxy card.

If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Can I vote my shares in person at the Special Meeting?

If you are a “shareholder of record,” you may vote your shares in person at the Special Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Special Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock.
Proposal 2 —	FOR the approval of the Issuance of Shares of Common Stock in Connection with Certain transactions.

What are my choices when voting?

Proposals 1 to 2 —	You may cast your vote in favor of or against each proposal, or you may elect to abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the named proxies will vote your shares as follows:

Proposal 1 —	FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock.
Proposal 2 —	FOR the approval of the Issuance of Shares of Common Stock in Connection with Certain transactions.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Special Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker nonvotes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Special Meeting, stating that you revoke your proxy;

•	By signing a later-dated proxy card and submitting it so that it is received prior to the Special Meeting in accordance with the instructions included in the proxy card(s); or

•	By attending the Special Meeting and voting your shares in person.

What are the voting requirements to approve or ratify each proposal?

The holders of one-third of the Company’s outstanding shares of Common Stock as of the record date must be present, either in person or by proxy, to constitute a quorum at the meeting in order to hold the Special Meeting and conduct business. This is called a quorum.

If a quorum is present, Proposals 1 to 2 require the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Special Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by NYSE AMEX (“AMEX”), of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies, but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Special Meeting, please call Investor Relations at 415-946-8828.

PROPOSAL 1

Proposal to Amend Certificate of Incorporation to Increase Authorized Shares of Common Stock

General

Currently, our Certificate of Incorporation authorizes the issuance of 300,000,000 shares of common stock. On April 20, 2009, our Board has unanimously adopted a proposal to amend Article FOURTH of our Certificate of Incorporation to increase the number of shares of common stock, which we shall be authorized to issue from 300,000,000 to 450,000,000, subject to stockholder approval.

Our Board has declared the proposed amendment to be advisable and in the best interest of the Company and its stockholders, and has submitted the proposed amendment to be voted on by the stockholders at the Special Meeting. On April 20, 2009, of the 300,000,000 authorized shares of common stock, there were 218,485,989 shares of common stock outstanding. Additionally, 19,785,696 shares of common stock were reserved for issuance upon the exercise of stock options and 10,053,493 shares of common stock were reserved for common stock issuable upon conversion of common stock warrants. Based upon these issued and reserved shares of common stock, we currently have approximately 51,674,822 shares of common stock remaining available for other purposes.

Form of Amendment

We propose to amend Article IV, Section 4.1 of our certificate of incorporation to instead state the following:

“4.1      Authorized Shares. The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 450,005,000 of which 450,000,000 of such shares shall be Common Stock, all of one class, having a par value of $0.01 per share (“Common Stock”), and 5,000 of such shares shall be Preferred Stock, having a par value of $0.01 per share (“Preferred Stock”).”

Purpose of Amendment

The purpose of increasing the number of authorized shares of Common Stock is for the issuance of shares, as set forth in proposal 2. Our Board is also recommending this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs, such as possible acquisitions and equity financings. Our Board believes that these additional shares will provide us with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities, without the potential expense or delay incident to obtain stockholder approval for a particular issuance. Other than the issuance set forth in proposal 2, the Company does not have any other plan, commitment, arrangement, understanding or agreement, either oral or written, to issue any shares of the proposed additional common stock.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. In addition, our stockholders do not have preemptive rights with respect to our stock. Accordingly, should the board elect to issue additional shares of our common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of Amendments

The issuance of the additional shares of common stock contemplated by this proposal could have the effect in certain circumstances of, among other things, diluting earnings per share, book value per share or voting power of the currently outstanding shares of common stock.

Vote Required

The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required for approval of this proposal. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against the proposed amendment to the Company’s Certificate of Incorporation.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of the State of Delaware.

If this proposal is approved by our stockholders, the authorized share capital will be increased whether or not the transactions described in proposal 2, including the share exchange and related financings, are completed.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE ISSUANCE OF COMMON STOCK IN CERTAIN TRANSACTIONS.

PROPOSAL 2

To Approve the Issuance of Shares of Common Stock in Connection with Certain Transactions

General Information

As previously disclosed, the Company is a growing Business Process Outsourcing (“BPO”) and Financial Services corporation targeting the B2B and B2C markets in the Asia Region, the US and Australia. In order to finance these acquisitions and continue and grow the Company’s current operations, the Company has raised capital through a private placement and has entered into a stock exchange agreement in which the Company expects to issue shares in exchange for shares of Taicom Securities Co. Ltd. (“Taicom”), a Japanese securities firm. Our Board has determined that it is in the best interests of the Company and our stockholders to enter into these transactions. All of these transactions are fully described below.

These transactions required the issuance of approximately 12,500,000 shares of our common stock through a private placement, 67,000,000 shares in exchange for shares of Taicom Preferred Class B Stock (“Taicom Stock”) or approximately 36.5% of the total IA Global, Inc. issued and outstanding and warrants for 5,491,250 shares of common stock. As of April 20, 2009, we had 218,485,989 shares of our common stock outstanding.

Transactions We Are Seeking Approval

IA Global needs to obtain additional financing in order to continue its current operations, service our debt repayments and acquire businesses. The current transactions with Taicom and ArqueMax Ventures were entered into to obtain this additional financing. If the Company was unable to obtain additional financing, we would need to restructure our operations, divest all or a portion of our business or ultimately file for bankruptcy.

AMEX Regulations

AMEX Company Guide Section 705 requires stockholder approval as a prerequisite for AMEX’s approval to list newly issued shares on the AMEX if (a) any individual director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 5% or more; or (b) where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

Since Taicom and its Chairman Michael Ning owned 5% or greater interest of the Company prior to the exchange of 67,000,000 shares of the Company common stock for additional shares of Taicom and the potential issuance of common stock could increase outstanding common shares by more than 20%, we are requesting in advance of issuance that the stockholders approve these transactions.

Prior Transactions with Michael Ning and Taicom

Private Placements

On April 24, 2008 and May 8, 2008, the Company sold 1,000,000 and 1,500,000, shares of our common stock, respectively, to Michael Ning for $200,000 and $300,000, respectively, or $.20 per share. In connection with the purchase of the common stock, on May 8, 2008, the Company issued warrants for a total of 2,500,000 shares of common stock to Mr. Ning. The warrants are exercisable at $.20 per share from the date of issuance until expiration on May 7, 2013.

The Company agreed to file an application with AMEX for approval of the shares and warrants promptly upon receipt of the funds and AMEX approved the application during June 2008. The Company also agreed to register the shares and common stock issuable upon exercise of the warrants within two months after approval by AMEX, and use reasonable efforts to cause such registration statement to become effective within one month of filing. On July 9, 2008, the Company filed a registration statement on Form S-3 with the SEC, which the SEC declared effective on July 23, 2008. Finally, the Company agreed to issue a warrant for 1,900,000 shares at $0.17 per share if the closing share price of the common stock was below $.20 per share on the day before the registration statement was declared effective by the SEC. The Company issued this warrant on July 28, 2008, see below for additional information on this warrant.

The shares of common stock were issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), and/or Regulation D promulgated under the Securities Act. The $500,000 received by the Company was used for general corporate purposes.

Share Exchange Agreement

On June 3, 2008, the Company closed a 20% equity investment in Taicom pursuant to a Share Exchange Agreement (“Share Exchange Agreement”). The transaction between the Company and Taicom was structured as a share exchange in which the Company issued 26,000,000 shares of its common stock at $.20 per share, the closing price during the negotiations in exchange for 1,389,750 shares of Taicom Stock. The transaction was valued at $5,200,000. This equity investment is an expansion of the financial services business of IA Global. The $5.2 million received by the Company was used for general corporate purposes. The Taicom Stock are restricted securities and may not be resold, distributed, collateralized liquidated or transferred to any person or entity.

The Company filed an application with AMEX for approval of these shares promptly upon receipt of the funds and AMEX approved the application during June 2008. The Company also agreed to register the shares within two months after approval by AMEX, and use reasonable efforts to cause such registration statement to become effective within one month of filing. On July 9, 2008, the Company filed a registration statement on Form S-3 with the SEC, which the SEC declared effective on July 23, 2008.

The Share Exchange Agreement also contains standard representations and warranties of the Company and Taicom, which survived one year following closing, and will expire on June 3, 2009. Any indemnification under the agreement is limited to the exchange price of $5.2 million and will be resolved by the return of such parties shares at the current market price.

Taicom Securities Co. Ltd.

Taicom is a financial services Company in Japan providing a broad range of value-added financial services and competitive products. These services currently include the brokerage of Japanese commodities, derivative options, foreign currency, equities and investment trusts as well as the offering of investment consulting services to diversified clients such as individuals and corporations. Taicom offers creative solutions that meet the sophisticated trading needs of its online and offline clients, who utilize Taicom’s cutting-edge proprietary trading platform called TradePro, as well as its broad news and information gathering network.

Taicom is a member of the Osaka Stock Exchange, the Tokyo Commodity Exchange, the Tokyo Grain Exchange and the Chubu (Central Japan) Commodity Exchange. Taicom is headquartered in Tokyo and in Osaka and has three branch offices in Japan.

Terms of Taicom Preferred Class B Stock

Taicom has two classes of stock the Preferred Class A Stock and the Preferred Class B Stock. As of April 16, 2009, there are 1,000 shares of Preferred Class A Stock authorized, issued and outstanding and 6,948,750 authorized shares of Preferred Class B Stock, with 6,634,650 shares issued and outstanding. The Preferred Class A Stock are all held by Mr. Ning and these shares do not pay any dividends. The Preferred Class B shareholders receive 100% of any dividend declared by Taicom and in the event of a partial or outright sale of Taicom, they will receive 100% of the proceeds.

The Preferred Class A shares are voting and the Preferred Class B shares are non-voting. There are no redemption rights for either series.

Open Market Purchases by Mr. Ning

During the period August 15, 2008 to August 26, 2008, Mr. Ning acquired 70,000 shares in IAO common stock in open market purchases at an average price of $.102 per share.

Amendment to Share Exchange Agreement

On December 12, 2008, the Company and Taicom entered into an Amendment to Share Exchange Agreement. Pursuant to this Amendment, the Company agreed to return 302,100 of its Taicom Preferred Shares on each of December 12, 2008, January 20, 2009 and February 20, 2009 or 906,300 in total, in exchange for three $130,000 cash payments or $390,000 in total. Upon the completion of these payments, the Company’s 20% interest in Taicom will be reduced to approximately 8% or 483,450 Class B Preferred Shares of Taicom. The February 13, 2009 share return may be adjusted on a pro-rata basis if the average closing share price of the common stock for the period December 12, 2008 to February 13, 2009 is below $.038 per share.

As of April 16, 2009, Taicom paid a total of $180,000 to the Company and the Company has returned 302,100 Taicom shares to Taicom, reducing the Company’s interest in Taicom to 16%. Taicom has paid $50,000 toward their January 20, 2009 payment. The remaining $80,000 due on the January 20, 2009 payment has not been made. In addition, the entire February 20, 2009 payment was not received. The $230,000 received by the Company was used for general corporate purposes.

Performance Warrant Issued on December 12, 2008

On December 12, 2008, the Company issued a Performance Warrant to Mr. Ning, the Chairman of Taicom. The Performance Warrant requires Mr. Ning to raise $500,000 by each of March 31, 2009, May 31, 2009, July 31, 2009 and September 30, 2009 or $2,000,000 in total. If the funds are raised by this timetable, Mr. Ning earns the Performance Warrant for 8,125,000 common shares for each $500,000 raised or 32,500,000 in total if the $2,000,000 is raised. The warrants are exercisable at $.04 per share from the date of issuance until expiration on December 11, 2013. If the funds are not raised by the indicated date, the Performance Warrant for the date indicated is forfeited. The Company agreed to register the common stock issuable upon the exercise of the Performance Warrants with AMEX once such Performance Warrant is earned. The Company also agreed to register the common stock issuable upon exercise of the warrants within two months after approval by AMEX, and use reasonable efforts to cause such registration statement to become effective within one month of filing. The Performance Warrant was issued to an accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the “Securities Act, and/or Regulation D promulgated under the Securities Act. As of April 16, 2009, Mr, Ning has not raised any funds for the Company.

Warrants Issued on July 28, 2008

On July 28, 2008, the Company issued warrants for a total of 1,900,000 shares of common stock, a copy of which is attached as Annex A, to ArqueMax Ventures, LLC (“AMV”), a limited liability corporation controlled by Mr. Ning. The warrants are exercisable at $.17 per share from the date of issuance until expiration on July 27, 2013. The shares of common stock were issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act, and/or Regulation D promulgated under the Securities Act.

Pursuant to the private placements, as described above, the Company agreed to issue the warrant for 1,900,000 shares at $0.17 per share if the closing share price of the common stock was below $.20 per share on the day before the registration statement was declared effective by the SEC.

Current Transactions with Michael Ning and Taicom

Second Amendment to Share Exchange Agreement dated April 1, 2009

On April 1, 2009, the Company, Taicom and AMV entered into another Amendment to Share Exchange Agreement (the “2nd Amendment”), a copy of which is attached as Annex B. Pursuant to this 2nd Amendment, the Company returned the following shares of Taicom Stock for the following payments by Taicom.

$ Paid By		Shares
Taicom	Date	Returned
$ 130,000	12/12/2008	302,100
50,000	2/2/2009	116,192
41,000	4/1/2009	95,278

$ 221,000		513,570

The return of these shares of Taicom Stock reduced the Company’s 20% interest in Taicom to 876,180 shares or 16%, 14% and 12.6% as of December 12, 2008, February 2, 2009 and April 1, 2009, respectively. The $221,000 received by the Company was used for general corporate purposes.

The Company recorded a loss on sale of $996,777 during the three months ended December 31, 2008 and expects to record a loss on sale of approximately $758,000 during the three months ending March 31, 2009 and June 30, 2009 related to the return of the Taicom Stock.

In addition, the Company agreed to issue preferred stock (“IAO Preferred Stock”) to AMV for additional payments: $140,000 to be paid on or about April 7, 2009, $67,000 to be paid on or about April 15, 2009 and $110,000 to be paid on or about April 30, 2009. The three payments are independent of each other and that payment or non-payment of one or more payments is not dependent on the payment or non-payment of any one or more of the other payments. The $317,000 received by the Company was used for general corporate purposes. On April 20, 2009, the Company filed a Certificate of Designations, Rights and Preferences for the IAO Preferred Stock with the State of Delaware.

At AMV’s sole discretion, AMV may either (1) convert some or all of its IAO Preferred Stock into 12,800,000 shares of the Company’s common stock pro rata at $0.025 per share; or (2) exchange IAO Preferred Stock for 971,458 shares of Taicom Stock owned by the Company pro rata.

The Company will automatically return 971,458, shares of Taicom Stock to AMV and neither Taicom nor AMV will have any further obligations to Company under the Share Exchange Agreement if any of the following events occur: (i) the Company is delisted from AMEX; (ii) the Company is unsuccessful in securing shareholder approval for all of the provisions contained in the Services Agreement dated April 1, 2009 between the Company and AMV (described below); (iii)  the  Company or any of its subsidiaries commences any case, proceeding or other action (A) relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking reorganization, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, or other similar official for it or for all or any substantial part of its assets, or the Company or any of its subsidiaries shall make a general assignment for the benefit of its creditors; (iv) commencement against the Company or any of its subsidiaries any case, proceeding or other action that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; (v) commencement against the Company or any of its subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; (vi) the Company or any of its subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), (iii), or (iv) above; or (vii) the Company or any of its subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

If the Company is unable to return approximately 876,180 shares of shares of Taicom Stock to AMV, then the Company will return another $50,000 cash to AMV or 2,000,000 shares of IAO Common Stock.

Form of Performance Warrant

On April 1, 2009, the Company amended the Form of Performance Warrant with AMV that was signed on December 12, 2008 (“Amended Warrant”). The Amended Warrant, a copy of which is attached as Annex C, reduced the number of shares of common stock that AMV could receive upon the closing of financings to 3,591,250 from 32,500,000 shares of common stock. The Company agreed to register the common stock issuable upon the exercise of the Amended Warrant with AMEX and file a registration statement on Form S-3 within sixty days of approval by AMEX. The Performance Warrant was issued to an accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act, and/or Regulation D promulgated under the Securities Act.

Services Agreement, dated April 1, 2009

The Company decided it was in the Company’s and its shareholders best interests to increase its position in Taicom based on Mr. Ning’s business model of consolidating distressed broker dealers at or near the bottom of the stock market with potential for profits when the current recession ends.

On April 1, 2009, the Company also entered into a Services Agreement (“Services Agreement”) with AMV. A copy of the Services Agreement is attached as Annex D. Pursuant to the Services Agreement, the Company agreed to close a stock exchange with Taicom whereby 67,000,000 shares of the Company’s common stock would be issued for 877,557 shares of Taicom Stock. The Company’s shares of common stock would be valued at $.035 per share, the price during the negotiations. The Taicom Stock would be valued as follows:

Book Value of Taicom Securities
At 3/1/2009	JY	1,463,422,525
Forgivable Loan Liability	JY	350,000,000
Total Swap Value of Taicom Securities	JY	1,813,422,515

Conversion @97.662JY/USD (3-2-2009)		$18,568,347

The Taicom Stock are restricted securities and may not be resold, distributed, collateralized liquidated or transferred to any person or entity. The parties intend this transaction to qualify as a tax-free exchange. The Company agreed that AMV would be allowed to conduct due diligence on the Company and/or any of its subsidiaries, concluding on or before May 31, 2009.

Upon satisfactory completion of due diligence on the Company and/or any one of its subsidiaries, and upon shareholder approval of the 2nd Amendment , and upon shareholder approval of this Services Agreement, AMV will arrange for a debt transaction with one or more third parties for and on behalf of the Company. Such debt transaction will be in the sum of US$300,000 under the exact same finder’s fee and loan terms as the loan which is currently outstanding on the books of the Company. The Company expects an interest rate of 7.0% per annum, payable quarterly. The Company may issue shares as collateral for the loan and at the termination of the loan, the Company may repay the loan, forfeit the shares to the lender or renew the loan on a year by year basis based on mutually agreeable terms. The Company expects to incur expenses of 15% on the loan. The loan cannot be terminated within the first eighteen months of the loan and after this period, it can be repaid with a 10% penalty. The terms and conditions of such debt financing will be more particularly enumerated in a subsequent document. AMV will use its best efforts to complete the arrangement of such debt financing on or before June 3, 2009.

In the event AMV discovers (1) a breach of any one or more of the representations and warranties outlined in the agreement; (2) that information provided to AMV thus far has been falsified, misleading or untrue; and/or (3) intentional or fraudulent activities by the Company have occurred, AMV has a unilateral option to immediately terminate the Services Agreement and have no further obligations with respect to the Services Agreement and the terms and conditions contained herein (hereinafter “Unilateral Termination”). In the event of Unilateral Termination, the Company will immediately return all of the then outstanding shares it holds of Taicom Stock.

The Services Agreement also contains standard representations and warranties of the Company and Taicom, which survived one year following closing of the agreement. There is no limit on the indemnification under the agreement.

After the closing of the transactions pursuant to the Services Agreement, the Company expects to own 25.2% of Taicom and Taicom and AMV would own 36.3% of IA Global.

Effects of these Transactions

If approved by the stockholders, these transactions will result in a significant increase in the number of shares of our common stock and, as a result, current stockholders own a smaller percentage of our outstanding common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and aggregate book value of our Company.

In addition, following the completion of these transactions, Taicom, AMV and Mr. Ning, collectively, will be one of the Company’s largest stockholders with 36.3% of the outstanding shares of the Company’s common stock. AMV may convert some or all of its IAO Preferred Stock into 12,800,000 shares of the Company’s common stock. Finally, Taicom, AMV and Mr. Ning will have the right to acquire up to approximately 5.5 million shares of the Company’s common stock under various warrants. Accordingly, Taicom, AMV and Mr. Ning could have significant influence over matters submitted to our stockholders, including any potential change of control transactions. The interests of Taicom, AMV and Mr. Ning may be different from the interests of the Company’s stockholders, and they may be able to influence the Company in a way inconsistent with the interests of the Company’s other stockholders. This concentration of voting power may deter other companies from seeking to acquire the Company, which could have a negative effect on the trading price of the Company’s Common Stock.

Our Common Stock has no preemptive or similar rights.

Vote Required

The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required for approval of this proposal. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against the proposed amendment to the Company’s Certificate of Incorporation.

Principal Effects of Not Approving this Proposal

If stockholder approval is not obtained, it will have a material effect on the Company and its operations. AMV could convert its IAO Preferred Stock into 971,458 shares of Taicom Stock owned by the Company, resulting in an approximate $3 million write-off of the Company’s equity investment in Taicom and potentially impacting our AMEX listing. In addition, we would not close on the $300,000 loan facility with AMV, reducing our liquidity. Finally, we would not close the stock exchange with Taicom and the Company would not be able to increase its position in Taicom and would not participate in Mr. Ning’s business model of consolidating distressed broker dealers at or near the bottom of the stock market with potential for profits when the current recession ends.

If stockholder approval is not obtained, the company may be unable to obtain additional financing, we may lose our AMEX listing, we may need to restructure our operations, divest all or a portion of our business or ultimately file for bankruptcy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ISSUANCE OF COMMON STOCK IN CERTAIN TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of May 29, 2008 by:

•	each director and nominee for director;
•	each person known by us to own beneficially 5% or more of our common stock;
•	each officer named in the summary compensation table elsewhere in this report; and
•	all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each beneficial owner of more than 5% of common stock is IA Global. Inc., 101 California Street, Suite 2450, San Francisco, California 94111.

	Amount	Percentage
Directors and Officers-
Hideki Anan	9,159,976	4.2%
Masazumi Ishii	202,000	-
Eric La Cara	233,962	-
Derek Schneideman	442,170	-
Mark Scott	570,652	-
Kyo Nagae	1,500,000	-

Total Directors and Officers as a Group (6 total)	12,108,760	5.5%

The symbol - means less than 1%.

	Number	Percentage
Greater Than 5% Ownership

Inter Asset Japan Co., Ltd-

Inter Asset Japan LBO No. 1 Fund ("IAJ LBO")-	29,733,146	13.6%	(1)
35F Atago Green Hills Mori Tower
2-5-1 Atago, Minato-Ku
Tokyo, 105-6235 Japan

PBAA Fund, Ltd ("PBAA")	24,104,152	11.0%	(1)
Woodbourne Hall
PO Box 3162
Road Town, Tortola
British Virgin Islands

Terra Firma Fund , Ltd. ("Terra Firma")-	13,100,000	6.0%	(1)
Woodbourne Hall
PO Box 3162
Road Town, Tortola
British Virgin Islands

Inter Asset Japan Co. Ltd. ("IAJ")-	2,200,000	1.0%	(1)
35F Atago Green Hills Mori Tower
2-5-1 Atago, Minato-Ku
Tokyo, 105-6235 Japan

IA Turkey Equity Portfolio Ltd. ("IA Turkey")	2,500,000	1.1%	(1)
Mill Mall, Suite 6 Wickhams Cay
PO Box 3085
Road Town, Tortola
British Virgin Islands

Hiroki Isobe	5,194,147	2.5%	(1)
Inter Asset Japan Co. Ltd.
35F Atago Green Hills Mori Tower
2-5-1 Atago, Minato-Ku
Tokyo, 105-6235 Japan

	76,831,445	35.2%

Michael Ning and Affiliates-
Taicom Securities Co Ltd and Affiliates	26,000,000	11.9%	(2)
1-5-5 Nishi Shinsaibashi
Urban Building Shinsaibashi 10th Floor
Chuo-ku, Osaka 542-0086 Japan

Michael Ning	2,570,000	1.2%
24710 Via Valmonte
Torrance, CA 90505

	28,570,000	13.1%

McFraui Pty Ltd, ATF The McFraui Trust	15,971,210	7.3%
PO Box 7014
GCMC 9726
Bundall Gold Coast QLD
Queensland, Australia 4217

The symbol - means less than 1%.

(1) Reflects the shares beneficially owned by IAJ, IAJ LBO No. 1, PBAA, Terra Firma, IA Turkey and Hiroki Isobe. These entities stated in a Schedule 13D filed with the SEC on February 21, 2008 and have subsequently confirmed orally, that they may be deemed to constitute a “group” for the purposes of Rule 13d-3 under the Exchange Act. Mr. Hiroki Isobe controls each of IAJ, IAJ LBO Fund, PBAA, Terra Firma and IA Turkey.

(2) Reflects the shares beneficially owned by Taicom and Michael Ning. These entities stated in a Schedule 13D filed with the SEC on July 18, 2008 and have subsequently confirmed orally, that they may be deemed to constitute a “group” for the purposes of Rule 13d-3 under the Exchange Act. Mr. Michael Ning controls Taicom.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, Directors and 10% stockholders are required under the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to the Company.

Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that during 2008 its executive officers, Directors and 10% holders complied with all filing requirements.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

Under the SEC’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting of shareholders. Stockholders that intend to present a proposal at our 2009 annual meeting of shareholders were required to give notice of the proposal to the Company no later than February 28, 2009 to be considered for inclusion in the proxy statement and form of proxy relating to the 2009 annual meeting of shareholders. However, if the date of the 2009 annual meeting is a date that is not within 30 days before or after July 29, 2009, notice by the shareholders of a proposal must be received a reasonable time before we begin to print and send our proxy materials.

By Order of the Board of Directors,

Mark Scott

Secretary

San Francisco, April 22, 2009

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy this information at the SEC public reference room located at 107 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room.

In addition, any information we file with the SEC, including the documents incorporated by reference into this proxy statement, is also available on the SEC’s website at http://www.sec.gov. We also maintain a web site at http://www. iaglobalinc.com, which provides additional information about our company and through which you can also access our SEC filings.

You also can obtain these documents from us without charge by visiting our web site at http://www.iaglobalinc.com or by requesting them in writing or by telephone at the following address:

IA Global, Inc.

101 California Street

Suite 2450

San Francisco, CA 94111

(415) 946-8828

The SEC allows us to incorporate by reference the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement. These documents may include periodic reports, such as Annual Reports and Transition Reports on Form 10-K, Quarterly Reports and Transition Reports on Form 10-Q or 10-Q/A and Current Reports on Form 8-K or 8-K/A, as well as Proxy Statements. Any documents that we subsequently file with the SEC will automatically update and replace the information previously filed with the SEC. Thus, for example, in the case of a conflict or inconsistency between information set forth in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

This proxy statement incorporates by reference the documents listed below that we previously have filed with the SEC and any additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this prospectus and the termination of the offering of the securities. These documents contain important information about us.

1.       The Company’s Form 10-K for the year ended December 31, 2007, filed with the SEC on April 15, 2008, the Transition Report on Form 10-K for the transition period from January 1, 2008 to March 31, 2008, filed with the SEC on July 15, 2008 and the Transition Report on Form 10-K/A for the transition period from January 1, 2008 to March 31, 2008, filed with the SEC on December 23, 2008.

2.       The Company’s Quarterly Reports on Form 10-Q or 10-Q/A for the quarter ended June 30, 2008, as filed with the SEC on August 19, 2008, for the quarter ended September 30, 2008, as filed with the SEC on November 19, 2008, as amended on November 20, 2008, and for the quarter ended December 31, 2008, as filed with the SEC on February 23, 2009.

3.       The Company’s Current Reports on Form 8-K or 8-K/A filed on April 7, 2008; April 8, 2008; April 9, 2008; April 14, 2008; April 16, 2008; April 18, 2008; April 30, 2008; May 1, 2008; May 19, 2008; May 20, 2008; June 2, 2008; June 5, 2008; June 9, 2008; June 10, 2008; June 23, 2008; June 23, 2008, June 24, 2008, June 25, 2008; July 2, 2008; July 8, 2008, July 9, 2008, August 1, 2008, August 14, 2008, September 18, 2008, October 20, 2008, October 21, 2008, October 28, 2008, November 3, 2008, November 26, 2008, December 17, 2008, December 17, 2008, December 17, 2008, January 9, 2009, January 15, 2009, January 16, 2009, February 9, 2009, February 10, 2009, February 11, 2009, February 27, 2009, March 5, 2009, March 6, 2009, March 11, 2009 and April 6, 2009.

4.       The description of the Company’s Common Stock incorporated in the Company’s Registration Statement on Form 8-A filed with the SEC on May 10, 2000, and all amendments or reports filed for the purpose of updating such description.

ANNEX A

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

July 28, 2008 Amended April 8, 2009

ArqueMax Ventures, LLC

Warrant for the Purchase of Common Stock (Void after July 27, 2013)

No. W-5

FOR VALUE RECEIVED, this Warrant is hereby issued by IA GLOBAL, INC., a Delaware corporation (the “Company”), to ArqueMax Ventures, LLC, an American limited liability corporation (the “Holder”). Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase 1,900,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), at US$0.17 per share (“Exercise Price”) during the period from July 28, 2008 to sixty months (60) months following the Closing (as defined in the Subscription Agreement (the “Purchase Agreement”)).

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.        Exercise of Warrant. Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant on or after July 28, 2008 and no later than July 27, 2013. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder. The Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be

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effective, and the Company shall have no obligation to issue any Warrant Stock to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

2.         Reservation of Shares. The Company will reserve for issuance and delivery upon exercise of this Warrant all shares of Warrant Stock. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3.         Assignment or Loss of Warrant. Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

4.         Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

5.         Adjustments.

(a)        Adjustment for Recapitalization. If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.

(b)        Adjustment for Reorganization, Consolidation, Merger, Etc. If at any time after the date hereof the Company has a Change in Control, the Holder agrees that, either (a) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (b) if the Holder

2

elects not to exercise the Warrant, this Warrant will expire upon the consummation of the Change of Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(c)        Certificate as to Adjustments. The adjustments provided in this Section 5 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will mail a copy of each such certificate to each Holder.

(d)        Notices of Record Date, Etc. In the event that:

(i)        the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii)       the Company has a Change in Control; or

(iii)      the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

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(e)        No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

6.         Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

7.         Legend. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO IA GLOBAL, INC. (THE “COMPANY”) OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

8.         Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party as set forth in the Purchase Agreement, or if to the Company, IA Global, Inc. at 101 California Street, Suite 2450, San Francisco, CA 94111 or at such other address of which the Company or the Holder has been advised by notice hereunder.

9.       Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions of such State.

4

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

IA GLOBAL, INC.

By:	/s/ Derek Schneideman
Derek Schneideman
Chief Executive Officer

5

Appendix A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ shares of the Common Stock of IA GLOBAL, INC., a Delaware corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefore or a cashless exercise at the sole decision of the Holder, or (ii) exercise this Warrant for the purchase of __________ shares of Common Stock, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

Date: ______________________________

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Appendix B

ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-4 issued by IA Global, Inc., dated ______________.

DATED: _________________

ASSIGNOR:

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

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ANNEX B

AMENDMENT TO SHARE EXCHANGE AGREEMENT

THIS AMENDMENT TO SHARE EXCHANGE AGREEMENT (the “Agreement”) is made as of April 1, 2009, by and among IA Global, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and Taicom Securities Co., Ltd. (“Taicom”), a corporation registered and existing under the laws of Japan and ArqueMax Ventures, LLC, a California Limited Liability Company or Michael Ning or his assignees (collectively herein referred to as “AMV”).

P r e l i m i n a r y    S t a t e m e n t s

A.       The Company acquired 1,389,750 Class B Shares of Taicom Securities Co Ltd (“Taicom”) (the “Taicom Preferred Shares”) which Taicom Preferred Shares equal to 20% of the outstanding Class B equity interests of Taicom on a fully-diluted basis, in exchange for 26,000,000 shares of the Company’s common stock, par value US$.01 per share (the “IAO Common Stock”), which IAO Common Stock equal to 13% of the outstanding equity interests of the Company on a fully-diluted basis on June 3, 2008.

B.         The Company and Taicom signed an Amendment to Share Exchange Agreement on December 12, 2008.

C.         The Company and Taicom desire to amend the Share Purchase Agreement with Taicom dated June 3, 2008 and the Amendment to Share Exchange Agreement dated December 12, 2008.

NOW, THEREFORE, for and in consideration of the premises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do covenant, agree, represent, warrant, and stipulate as follows:

AGREEMENT

1.	RETURN OF TAICOM PREFERRED SHARES FOR CASH

Pursuant to the Amendment to Share Exchange Agreement dated December 12, 2008, the Company has returned the following Taicom Preferred Shares in exchange for the following sums of monies paid by Taicom in accordance with the following schedule:

Monies Paid by Taicom	Date	Number of Shares Returned to Taicom by Company
$130,000	12/12/2008	302,100 shares
$50,000	2/2/2009	116,192 shares
$41,000	4/1/2009	95,278 shares
$221,000		513,570 shares

2.	PRIVATE PLACEMENT OR RETURN OF TAICOM SHARES

Pursuant to the Amendment to Share Exchange Agreement dated December 12, 2008, Taicom is obligated to pay Company an additional $169,000 in exchange for returning an additional 392,730 shares of Taicom Preferred Class B stock (“Remaining Shares”). This Amendment to Share Exchange Agreement seeks to amend the buyback of such Remaining Shares in accordance with the following three tranches:

On or about April 7, 2009, AMV shall pay Company a sum of $140,000 in return for shares of IA Global, Inc., Preferred Stock;

On or about April 15, 2009, AMV shall pay Company a sum of $67,000 in return for shares of IA Global, Inc., Preferred Stock; and

On or about April 30, 2009, AMV shall pay Company a sum of $110,000 in return for shares of IA Global Inc., Preferred Stock.

The parties agree and understand that such three tranches are independent of each other and that payment or non-payment of one or more tranches is not dependent on the payment or non-payment of any one or more of the other tranches.

2a.       Conversion or Return of Taicom Preferred Shares. At AMV’s sole discretion, AMV may either (1) convert some or all of its IA Global, Inc. Preferred Stock into 12,800,000 shares of IAO Common Stock pro rata at $0.025 per share; or (2) exchange IA Global, Inc. Preferred Stock for 971,458 shares of Taicom Preferred Class B stock owned by IA Global pro rata.

2b.       Not withstanding the foregoing, in the event any one or more of the following should occur –

(i)         Company should get delisted from NYSE AMEX; or

(ii)        the Company shall be unsuccessful in securing a supportive shareholder vote in favor of all of the provisions contained in the Services Agreement dated April 1, 2009 between the Company and AMV; or

(iii)       Company or any of its subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its subsidiaries shall make a general assignment for the benefit of its creditors; or

(iv)       there shall be commenced against the Company or any of its subsidiaries any case, proceeding or other action of a nature referred to herein that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or

(v)        there shall be commenced against the Company or any of its subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

(vi)       the Company or any of its subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), (iii), or (iv) above; or

(vii)      the Company or any of its subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; then

Company shall automatically return 971,458, shares of Taicom Preferred Class B stock to AMV and neither Taicom nor AMV shall have any further obligations to Company with respect to the matters contained herein. Should the Company be able to return approximately 876,180 shares of Taicom Preferred Class B stock to AMV, then the Company shall return another $50,000 cash to AMV or 2,000,000 shares of IAO Common Stock.

With respect to the matters set forth herein, this Amendment to Share Exchange Agreement dated April 1, 2009 together with the Share Exchange Agreement dated June 3, 2008 represent the entire agreements of the Company and Taicom. Except as expressly amended by this Amendment to the Share Exchange Agreement dated April 1, 2009, the parties expressly agree and acknowledge that the terms and conditions set forth in the Share Exchange Agreement dated June 3, 2008 remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective corporate officers thereunto duly authorized on the day and year first above written.

THE COMPANY:

IA Global, Inc.

By:  /s/ Derek Schneideman

Name:  Derek Schneideman

Title:  Chief Executive Officer

Taicom Securities Co., Ltd.

By:  /s/ Katsunobu Yoshida

Name:  Katsunobu Yoshida

Title:  General Representative

ArqueMax Ventures, LLC

By:  /s/ Michael C. Ning

Name:  Michael C. Ning

Title:  Promoter

ANNEX C

FORM OF PERFORMANCE WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

December 12, 2008 Amended April 1, 2009 and April 8, 2009

ArqueMax Ventures, LLC

Performance Warrant for the Purchase of Common Stock (Void after December 11, 2013)

No. W-6

FOR VALUE RECEIVED, this Warrant is hereby issued by IA GLOBAL, INC., a Delaware corporation (the “Company”), to ArqueMax Ventures, LLC, an American limited liability corporation, (the “Holder”). Subject to the provisions of this Performance Warrant (“Warrant”), the Company hereby grants to Holder the right to purchase 3,591,250 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), at US$0.04 per share (“Exercise Price”) during the period from December 12, 2008 to sixty months (60) months following the Closing (as defined in the Subscription Agreement (the “Purchase Agreement”)).

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.        Exercise of Warrant. Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant on or after December 12, 2008 and no later than December 11, 2013. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder. The Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be

1

effective, and the Company shall have no obligation to issue any Warrant Stock to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

2.         Reservation of Shares. The Company will reserve for issuance and delivery upon exercise of this Warrant all shares of Warrant Stock. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3.         Assignment or Loss of Warrant. Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

4.         Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

5.         Adjustments.

(a)        Adjustment for Recapitalization. If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.

(b)        Adjustment for Reorganization, Consolidation, Merger, Etc. If at any time after the date hereof the Company has a Change in Control, the Holder agrees that, either (a) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (b) if the Holder

2

elects not to exercise the Warrant, this Warrant will not expire upon the consummation of the Change of Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(c)        Certificate as to Adjustments. The adjustments provided in this Section 6 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will mail a copy of each such certificate to each Holder.

(d)        Notices of Record Date, Etc. In the event that:

(i)        the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii)       the Company has a Change in Control; or

(iii)      the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

3

(e)        No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

6.         Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

7.         Registration Rights/ NYSE Alternext US Approval

(a)        The Company agrees it shall, within sixty days following approval of listing of the Shares and all shares of Common Stock issued or issuable upon the exercise of the Warrants (the “Securities”) by NYSE Alternext US, if necessary under US securities laws, prepare and file with the SEC, at the Company’s expense, a registration statement, to the extent the Company is eligible to file on Form S-3, for the re-sale of the Securities (the “S-3 Registration Statement”) under the Securities Act by the Subscriber. The Company will use its reasonable efforts to cause such S-3 Registration Statement to become effective within thirty (30) days from the initial filing thereof (“Effective Date”).

(b)        The Company agrees to file an application with NYSE Alternext US for approval of this Warrant promptly following the receipt of the cash under this Agreement and will use reasonable efforts to obtain approval from NYSE Alternext US for such Warrant.

8.         Legend. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER

4

THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO IA GLOBAL, INC. (THE “COMPANY”) OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

9.         Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party as set forth in the Purchase Agreement, or if to the Company, IA Global, Inc. at 101 California Street, Suite 2450, San Francisco, CA 94111 or at such other address of which the Company or the Holder has been advised by notice hereunder.

10.       Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions of such State.

5

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

IA GLOBAL, INC.

By:	/s/ Derek Schneideman
Derek Schneideman
Chief Executive Officer

6

Appendix A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ shares of the Common Stock of IA GLOBAL, INC., a Delaware corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefore or a cashless exercise at the sole decision of the Holder, or (ii) exercise this Warrant for the purchase of __________ shares of Common Stock, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

Date: ______________________________

7

Appendix B

ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-4 issued by IA Global, Inc., dated ______________.

DATED: _________________

ASSIGNOR:

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

__________________________________

Signature

Print Name: _________________________

__________________________________

Signature, if jointly held

Print Name: _________________________

8

ANNEX D

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (“Services Agreement”) is made as of April 1, 2009, by and between IA GLOBAL, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”) and ARQUEMAX VENTURES, LLC, a California Limited Liability Company or Michael Ning or his assignees (collectively herein referred to as “AMV”). Collectively the Company and AMV shall be referred to as the parties.

P R E L I M I N A R Y    S T A T E M E N T S

A.       The Company acquired 1,389,750 Class B Shares of Taicom Securities Co., Ltd., (“Taicom”) (the “Taicom Preferred Shares”) which Taicom Preferred Shares equal to 20% of the outstanding Class B equity interests of Taicom on a fully-diluted basis, in exchange for 26,000,000 shares of the Company’s common stock, par value US$.01 per share (the “IAO Common Stock”), which IAO Common Stock equal to 13% of the outstanding equity interests of the Company on a fully-diluted basis on June 3, 2008.

B.        The Company and Taicom signed an Amendment to Share Exchange Agreement on December 12, 2008.

C.        The parties agree and acknowledge that based on public data available, the Company and the subsidiaries will require some restructuring and funding (hereinafter “Restructure”) to bring back the public share price and restore investor confidence in the marketplace.

D.        To effectuate such Restructure, the parties have agreed to execute this Services Agreement and AMV shall provide short-term funding to Company in exchange for IA Global, Inc. Preferred Stock, the terms and conditions of which are memorialized in the Amendment to Share Exchange Agreement Dated April 1, 2009, attached hereto as Exhibit A and incorporated herein by this reference (“Restructure Package”). The parties intend for the Amendment to Share Exchange Agreement Dated April1, 2009 to amend the terms and conditions of the Amendment to Share Exchange Agreement Dated December 12, 2008.

E.        Company has received Board of Directors approval to the terms and conditions of the Restructure Package; and,

F.        Board of Directors of Company shall recommend its approval and endorsement of such Restructure Package to the shareholders of Company.

NOW, THEREFORE, for and in consideration of the premises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do covenant, agree, represent, warrant, and stipulate as follows:

A G R E E M E N T

1.         STOCK SWAP. The parties are desirous of completing a second stock swap of 877,557 Taicom Class B Preferred Stock for 67,000,000 shares of IAO Common Stock at $0.035 per share (“Second Swap”). For purposes of this Second Swap, the parties agree and acknowledge the following valuation of the Taicom Class B Preferred Stock as follows:

Book Value of Taicom Securities
At 3/1/2009	JY	1,463,422,525
Forgivable Loan Liability	JY	350,000,000
Total Swap Value of Taicom Securities	JY	1,813,422,515

Conversion @97.662JY/USD (3-2-2009)		$18,568,347

The Company agrees and acknowledges that the Taicom Class B Preferred Stock are restricted securities and may not be resold, distributed, collateralized liquidated or transferred to any person or entity. Further, the Company agrees and acknowledges that such Taicom Class B Preferred Stock is being acquired for investment for Company’s own account and not with a view to resell or distribute any part or whole thereof. The parties intend this transaction to qualify as a tax-free exchange.

2.         DUE DILIGENCE PERIOD. The Company agrees and acknowledges that AMV shall be allowed to conduct due diligence on the Company and/or any of its subsidiaries. Such due diligence period shall commence upon the execution of this Services Agreement and shall conclude on or before May 31, 2009.

3.         LOAN TO IA GLOBAL UPON SATISFACTORY COMPLETION OF DUE DILIGENCE. Upon satisfactory completion of due diligence on the Company and/or any one of its subsidiaries, and upon shareholder approval of the Amendment to Share Exchange Agreement dated April 1, 2009, and upon shareholder approval of this Services Agreement, AMV shall arrange for a debt transaction with one or more third parties for and on behalf of the Company. Such debt transaction shall be in the sum of US$300,000 under the exact same finder’s fee and loan terms as the loan which is currently outstanding on the books of the Company, such terms and conditions of such debt financing shall be more particularly enumerated in a subsequent document. AMV shall use its best efforts to complete the arrangement of such debt financing on or before June 3, 2009.

4.         UNSATISFACTORY COMPLETION OF DUE DILIGENCE. In the event AMV discovers (1) a breach of any one or more of the representations and warranties outlined in Section 5 herein; (2) that information provided to AMV thus far has been falsified, misleading or untrue; and/or (3) intentional or fraudulent activities by the Company have occurred, AMV shall have a unilateral option to immediately terminate this Services Agreement and have no further obligations with respect to this Services Agreement and the terms and conditions contained herein (hereinafter “Unilateral Termination”). In the event of Unilateral Termination, the Company shall immediately return all of the then outstanding shares it holds of Taicom Class B Preferred Stock.

5.         REPRESENTATIONS AND WARRANTIES OF COMPANY. Company represents and warrants that the statements contained herein are true and correct as of the date of this Services Agreement and will be true and correct up and through the arrangement and completion of the debt financing enumerated in Section 3 herein, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties will be true and correct as of such date:

a.

Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Company has all requisite capacity, power and authority to execute, deliver and perform this Services Agreement. No other corporate action on the part of Company is necessary to authorize the execution and delivery by Company of this Services Agreement or the consummation by it of the terms and conditions contemplated herein. This Services Agreement has been duly executed and delivered and, upon execution by Company, will constitute a valid and legally binding obligation of Company.

b.

Company is the legal and beneficial owner of Global Hotline and all its subsidiaries and affiliated companies, free and clear of any encumbrance or restriction on transfer, other than restrictions reflected in a legend on the certificates representing Global Hotline’s shares. Further, Company intends to remain the sole owner of Global Hotline.

c.	With the exception of GPlus Media, Company is the legal and beneficial owner of a whole or partial interest in the subsidiaries enumerated in its December 31, 2008 Form 10Q.
d.	Company shall retain its NYSE AMEX listing and IA Global and its subsidiaries shall remain as a legally operating businesses in good standing.
e.

The execution and delivery by Company of this Services Agreement does not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of Company, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Company is a party or by which it or any of its subsidiaries may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to Company or any of its subsidiaries.

f.

Other than those already disclosed in the December 31, 2008 Form 10Q and the bridge loan facility provided by H Capital to Global Hotline, IA Global, Global Hotline, IA Global’s other subsidiaries and/or Global Hotline’s other subsidiaries and affiliates shall not add or incur new debt and/or liability, either on or off the balance sheets, without AMV’s prior written approval. Such approval will not be unreasonably withheld.

g.

There are no major claims, lawsuits, or arbitrations either known or filed in any country against, or that include, Company and/or its subsidiaries. The parties acknowledge that Company has outstanding and overdue interest payments to ex-debenture holders who have converted their debentures to IAO Common Stock;

h.

Company shall not issue any further stock, stock options, warrants, and/or loans until the completion of this transaction, without AMV’s prior written approval. Such approval will not be unreasonably withheld. Further, Company shall not collateralize any of its existing holdings until the completion of this transaction.

i.	Other than from those specifically disclosed in the December 31, 2008 Form 10Q, there shall be no material changes at Company and/or at any of its subsidiaries.

6.         INDEMNIFICATION.

6.1       Survival of Representations. All of the representations and warranties of the Company contained herein shall have been accurate as of the date of the execution of this Services Agreement and all such representations and warranties shall survive such execution date for a period of one year.

6.2       Indemnification.

(a)       The Company shall indemnify and hold harmless AMV and its officers, directors, agents, employees and affiliates, each Control Person and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against all Losses (as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement.

(b)       For the purposes of this Agreement: “Control Person” shall mean a person who owns or controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) another person or entity. “Losses” shall mean any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses.

6.3       Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any person entitled to indemnity (each a “Proceeding”) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not consistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party.

No right of indemnification under this Section shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

6.4       Exclusivity. The indemnity and contribution agreements contained in this Section 6 are the exclusive remedy that the Indemnified Parties may have to the Indemnifying Parties.

7.         EXPENSES. Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

8.         NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail (return receipt requested and postage prepaid), transmitted by telecopy, or delivered by hand, by messenger or by a recognized overnight delivery service, addressed as follows, or to such other address as such party may have from time to time furnished to the other party in writing:

If to the Company:	IA Global, Inc.

Attn: Secretary

101 California Street, Suite 2450

San Francisco, CA 94111

Fax: 1-415-946-8801

If to AMV:	ArqueMax Ventures, LLC

Attn: Michael Ning, Promoter

27520 Hawthorne Boulevard, Suite 290

Rolling Hills Estates, CA 90274

Fax: 1-310-328-8965

w/ a copy to akuwabara@arqueorion.com

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if sent by registered or certified mail, the earlier of receipt and five (5) business days after dispatch, (ii) if transmitted by telecopy, on the business day of confirmed receipt by the addressee thereof, and (iii) if delivered in person or by overnight courier, on the business day delivered.

9.         GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof.

10.       HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

11.       ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

12.       COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

13.       AMENDMENT. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

14.       SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Services Agreement to be executed and delivered by their respective corporate officers thereunto duly authorized on the day and year first above written.

THE COMPANY:

IA Global, Inc.

By:  /s/ Derek Schneideman

Name:  Derek Schneideman

Title:  Chief Executive Officer

ArqueMax Ventures, LLC:

By:  /s/ Michael C. Ning

Name:  Michael C. Ning

Title:  Promoter